UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2015
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2015, Apartment Investment and Management Company ("Aimco") announced that, effective as of September 14, 2015, Ernest M. Freedman has resigned as Executive Vice President and Chief Financial Officer of Aimco and AIMCO -GP, Inc., the general partner of Aimco’s operating partnership, AIMCO Properties, L.P. ("Aimco OP").
Effective as of September 14, 2015, Paul L. Beldin, who has served as Senior Vice President for Aimco and Aimco OP since 2008 has been promoted to Executive Vice President and Chief Financial Officer of Aimco and Aimco OP.
Mr. Beldin, 41, joined Aimco in 2008 as Senior Vice President and Chief Accounting Officer. Prior to joining Aimco, from October 2007 to March 2008, Mr. Beldin served as Chief Financial Officer of APRO Residential Fund. Prior to that, from May 2005 to September 2007, Mr. Beldin served as Chief Financial Officer of America First Apartment Investors, Inc., then a publicly traded company. From 1996 to 2005, Mr. Beldin was with the firm of Deloitte & Touche, LLP, serving in numerous roles, including Audit Senior Manager and in the firm’s national office as an Audit Manager in SEC Services. Mr. Beldin is a certified public accountant and a graduate of the University of Nebraska. Mr. Beldin has no family relationship with any director, executive officer, or any person nominated or chosen by Aimco or Aimco OP to become a director or executive officer of Aimco or Aimco OP.
Aimco has not entered into any new compensation arrangements with Mr. Beldin. Except for Mr. Beldin’s employment arrangements, there have not been any transactions, nor are there any currently proposed transactions, to which Aimco or Aimco OP or any of its subsidiaries was or is to be a party in which Mr. Beldin had, or will have, a direct or indirect material interest.
A copy of Aimco’s press release, dated September 14, 2015, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    The following exhibits are furnished with this report:
Exhibit Number        Description
99.1            Aimco Press Release dated September 14, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 14, 2015

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary